                      SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.  20549


                                  FORM 8-K/A



                                CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)  December 21, 1994
                                                 ------------------------------


                             IRT Property Company
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Georgia                      1-7859                    58-1366611
- --------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)



200 Galleria Parkway, Suite 1400, Atlanta, GA                       30339
- --------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code  (404) 955-4406
                                                  ----------------------------

                                     N/A
- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

                               AMENDMENT NO. 1

        The undersigned registrant hereby amends the following items of its December 21, 1994 Report on Form 8-K filed on January 5, 1995.

Item 2.   Acquisition or Disposition of Assets.

        On December 21, 1994, IRT Property Company (the "Company") acquired eleven neighborhood and community shopping centers in Louisiana (the "Eleven Centers") totaling approximately 1,350,000 square feet of retail space. Also, on January 6, 1995, the Company acquired two additional neighborhood and community shopping centers in Louisiana (the "Two Centers") totaling approximately 121,000 square feet of retail space.

        The total purchase price paid by the Company for these acquisitions (the "Thirteen Centers") was approximately $82,500,000, of which approximately $18,264,000 is represented by pre-existing mortgage debt to which four of the Thirteen Centers are subject. The Company paid the balance of the purchase price in cash.

        These acquisitions were pursuant to an Agreement for Purchase and Sale, as amended, between a Massachussetts limited partnership and various related or affiliated Louisiana partnerships and the Company dated November 23, 1994 (the "Agreement"). It is anticipated that Stirling Properties, Inc., an affiliate of the Seller, will continue to manage the properties for the Company for a period of at least six months following the Closing.

        The Agreement was negotiated at arms' length between the Company and representatives of the sellers. The factors considered by the Company in determining the price to be paid for the properties included their historical and expected cash flow, nature of the tenancies and terms of leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and taxes of the properties and anticipated changes therein under Company ownership, prospects for financing the centers in certain cases, the physical condition and locations of the properties, the anticipated effect on the Company's financial results (including particularly funds from operations) and the ability to sustain and potentially increase its distributions to shareholders, and other factors. The Company took into consideration capitalization rates that it believes other shopping centers may recently have sold for, but determined the price it was willing to pay primarily on the factors discussed above relating to the properties themselves and their fit into the Company's post-acquisition operations. No separate independent appraisals were obtained in connection with the acquisition.

        Information regarding the Thirteen Centers, eleven of which were acquired December 21, 1994 and two of which were acquired January 6, 1995, is as follows:

                                                                  Percent          Year               Principal
     Shopping Center                      Area                    Leased         Completed             Tenants
     ---------------                      ----                    -------        ---------            ---------
 ELEVEN CENTERS
 --------------
 Ambassador Row                        193,982 sq. ft.              97%             1980,              Kmart(1)
   Lafayette, LA                                                                    1991               K & B Drugs
                                                                                                       Weiners

 Ambassador Courtyard                  156,283 sq. ft.              90%             1986,              Amber's
   Lafayette, LA                                                                    1991               Delchamps
                                                                                                       Marshalls

 Bluebonnet Village                     89,879 sq. ft.             100%             1983               Delchamps
   Baton Rouge, LA                                                                                     K & B Drugs

The Boulevard                          68,012 sq. ft.               92%             1976,             Campo Concept
   Lafayette, LA                                                                    1994               Store
                                                                                                       Piccadilly

 The Crossing                          113,989 sq. ft.              93%             1988,              Albertsons
   Slidell, LA                                                                      1993               Campo Concept
                                                                                                        Store
                                                                                                       Piccadilly

 Millervillage                          94,559 sq. ft.              95%             1983,              Delchamps
   Baton Rouge, LA                                                                  1992               K & B Drugs

 Pinhook Plaza                         190,371 sq. ft.              97%             1979,              Delchamps
   Lafayette, LA                                                                    1992               Kmart
                                                                                                       K & B Drugs

 Plaza Acadienne                       105,419 sq. ft.              96%             1980               Delchamps
   Eunice, LA                                                                                          Howard
                                                                                                        Brothers(2)
                                                                                                       K & B Drugs

 Sherwood South                         77,107 sq. ft.             100%             1972,              Sav-A-Center
   Baton Rouge, LA                                                                  1988,              Eckerds
                                                                                    1992

 Siegen Village                        115,762 sq. ft.              96%             1988               Kmart
   Baton Rouge, LA

 Village at Northshore                 144,373 sq. ft.              96%             1988,              Delchamps
   Slidell, LA                                                                      1993               Kirschman's
                                     ---------                                                         Service
     Eleven Centers                  1,349,736 sq. ft.                                                  Merchandise
                                     ---------

 TWO CENTERS
 -----------

 Country Club Plaza                     64,786 sq. ft.              81%             1982               Delchamps
   Slidell, LA                                                                                         K & B Drugs

 Tarpon Heights                         56,605 sq. ft.              90%             1982               Delchamps
   Galliano, LA                      ---------                                                         Eckerd Drugs

     Two Centers                       121,391 sq. ft.
                                     ---------

       Total                         1,471,127 sq. ft.
                                     =========




(1)  Vacant but continues to pay rent under lease expiring in September 2006.
(2)  Vacant but continues to pay rent under lease expiring in June 2005.

        The agreed upon purchase price and the costs of acquisition of the Thirteen Centers acquired December 21, 1994 were as follows:

                                      Cost to                Mortgage                 Mortgage             Net
       Shopping Center              Company (1)            Financing (2)             Premium (3)        Investment
       ---------------              -----------            -------------            -------------      ------------
 ELEVEN CENTERS
 --------------
 Ambassador Row                    $ 9,696,440             $    -                        $  -          $ 9,696,440
   Lafayette, LA

 Ambassador Courtyard               11,597,751                  -                           -           11,597,751
   Lafayette, LA

 Bluebonnet Village                  8,050,589                  -                           -            8,050,589
   Baton Rouge, LA

 The Boulevard                       3,793,337                  -                           -            3,793,337
   Lafayette, LA

 The Crossing                        4,495,652                  -                           -            4,495,652
   Slidell, LA

 Millervillage                       7,588,527                  -                           -            7,588,527
   Baton Rouge, LA

 Pinhook Plaza                      11,072,604               7,585,167                      -            3,487,437
   Lafayette, LA

 Plaza Acadienne (4)                 2,917,925               2,457,481                      -              460,444
   Eunice, LA

 Sherwood South                      1,984,695                  -                           -            1,984,695
   Baton Rouge, LA

 Siegen Village                      6,677,883                  -                           -            6,677,883
   Baton Rouge, LA

 Village at Northshore
   Slidell, LA                       8,262,533               5,837,763                      -            2,424,770
                                    ----------              ----------                    ------        ----------

     Eleven Centers                 76,137,936              15,880,411                      -           60,257,525
                                    ----------              ----------                    ------        ----------

 TWO CENTERS
 -----------
 Country Club Plaza                  4,078,725                  -                           -            4,078,725
   Slidell, LA

 Tarpon Heights                      2,822,282               2,383,454                    80,890           357,938
   Galliano, LA                     ----------              ----------                    ------        ----------

     Two Centers                     6,901,007               2,383,454                    80,890         4,436,663
                                    ----------              ----------                    ------        ----------

       Total                       $83,038,943             $18,263,865                   $80,890       $64,694,188
                                    ==========              ==========                    ======        ==========



(1) Initial purchase price of $82,500,000 plus estimated costs of acquisition of $538,943.
(2) Represents pre-existing mortgages assumed at closing. Interest rates range from 9% to 11%, maturing from 1999 to 2013, with certain call provisions.
(3) Valued by the Company, for financial reporting purposes, assuming current interest rates at the date of acquisition.
(4) Subject to two ground leases expiring in 1998 and 2008 with aggregate annual ground rental payments of $31,500 plus 15% of percentage rentals received.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

The following financial statements, pro forma financial information and exhibits are a part of this report. The financial statements and pro forma financial information are not yet complete and will be filed under cover of Form 8-K/A as soon as practicable, and in any event not later than March 6, 1995.

     (a) Financial Statements. Combined statement of revenues and certain continuing expenses of the Thirteen Centers listed below for the year ended December 31, 1994 (audited).

                Ambassador Row, Lafayette, Louisiana
                Ambassador Courtyard, Lafayette, Louisiana
                Bluebonnet Village, Baton Rouge, Louisiana
                The Boulevard, Lafayette, Louisiana
                The Crossing, Slidell, Louisiana
                Millervillage, Baton Rouge, Louisiana
                Pinhook Plaza, Lafayette, Louisiana
                Plaza Acadienne, Eunice, Louisiana
                Sherwood South, Baton Rouge, Louisiana
                Siegen Village, Baton Rouge, Louisiana
                Village at Northshore, Slidell, Louisiana
                Country Club Plaza, Slidell, Louisiana
                Tarpon Heights, Galliano, Louisiana

     (b)  Pro Forma Financial Information (unaudited).

          (i) Pro forma combined balance sheet of the Registrant as of December 31, 1994, (with the combined balance sheet reflecting the assets and liabilities of the Eleven Centers purchased in 1994 and the pro forma adjustments reflecting the assets and liabilities of the Two Centers purchased in 1995) and pro forma statements of earnings of the Registrant for the year ended December 31, 1994 (assuming acquisition of the aforesaid Thirteen Centers as of January 1, 1994).

          (ii) Estimated pro forma earnings from operations and funds from operations of the Thirteen Centers.

     (c)  Exhibits.

          (i) Agreement for Purchase and Sale dated November 23, 1994 between Maurin-Ogden Limited Partnership, Sherwood South General Partnership, Pinhook Plaza Limited Partnership, Gause 11 Limited Partnership and the Company (exclusive of exhibits thereto), as amended by the First Amendment to Agreement for Purchase and Sale dated December 1, 1994 and the Second Amendment to Agreement for Purchase and Sale dated December 20, 1994 (previously filed under cover of Form 8-K dated January 5,
                1995).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 IRT PROPERTY COMPANY
                                                 --------------------



Date:  January 20, 1995                          By:/s/Mary M. Thomas
       -----------------                            ----------------------------
                                                    Mary M. Thomas
                                                    Executive Vice President &
                                                    Chief Financial Officer